Securities and Exchange Commission
                              Washington, DC 20549

                                   Form 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2006

                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      000-30997                 84-1508866
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (973) 227-7168

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's Certifying Accountant.

On August 9, 2006 the Audit Committee of the Board of Directors of Astralis Ltd. ("Astralis") dismissed LJ Soldinger Associates, LLC ("Soldinger"), the independent registered public accounting firm for Astralis and retained Malone & Bailey, P.C ("Malone & Bailey"), as the independent registered public accounting firm for Astralis. Soldinger was notified of this decision on August 9, 2006.

Astralis provided Soldinger with a copy of its Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that Soldinger furnish Astralis with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in the Current Report on Form 8-K filed on August 18, 2006 and amended on August 25, 2006, and if not, stating the aspects with which they do not agree. On August 29, 2006, Astralis received a copy of a letter from Soldinger addressed to the Securities and Exchange Commission indicating that they did not agree with certain statements made in the Current Report filed by Astralis. Astralis amends its Current Report on Form 8-K, filed with the Commission on August 18, 2006, as amended on August 25, 2006 by attaching a copy of the letter provided by Soldinger as Exhibit 16.1 to this Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.   Description
-----------   -----------

16.1 Letter from LJ Soldinger Associates, LLC to the Securities and Exchange Commission, dated August 22, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ASTRALIS LTD.


Date: September 6, 2006                  By: /s/ Michael Garone
                                             -----------------------------------
                                             Michael Garone
                                             Chief Financial Officer and Interim
                                             President